Note 16 - Income Taxes (Details) - Deferred Tax Assets and Liabilities - USD ($)	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets:
Net operating loss and credit carryforwards	$ 30,227,000	$ 29,431,000
Stock-based compensation	1,199,000	1,193,000
Stock-based compensation	422,000	558,000
Basis difference for fixed assets and intangibles	158,000	174,000
Total gross deferred tax assets	32,006,000	31,356,000
Valuation allowance	(32,006,000)	(31,356,000)
Net deferred tax assets	$ 0	$ 0